UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2009

Waste2Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-151108	26-2255797
(State of Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1Chick Springs Road, Suite 218
Greenville, South Carolina  29609
 (Address of principal executive offices) (zip code)

(864) 679-1625
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Waste2Energy Holdings, Inc. (“Registrant”) is filing this Amendment No. 2 to the 8K filed on September 9, 2009 to provide an update on the status of correspondence with its former auditor.

Item 4.01 Change in Registrant’s Certifying Accountant

The Registrant provided Moore with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K/A, and has requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements (the “Moore Letter”).  The Company has been unable to obtain the Moore Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE2ENERGY HOLDINGS, INC

Dated: October 7, 2009	By:	/s/ Craig Brown
Name: Craig Brown
Title: Chief Financial Officer